UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 13, 2011

Lions Gate Entertainment Corp.

(Exact name of registrant as specified in charter)

British Columbia, Canada

(State or Other Jurisdiction of Incorporation)

(Commission File Number) 1-14880	(IRS Employer Identification No.) N/A

(Address of principal executive offices)

1055 West Hastings Street, Suite 2200
Vancouver, British Columbia V6E 2E9
and
2700 Colorado Avenue, Suite 200
Santa Monica, California 90404

(Registrant’s telephone number, including area code)  (877) 848-3866

NO CHANGE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 13, 2011, Lions Gate Entertainment Corp. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with the selling shareholders of the Company named therein (the “Selling Shareholders”) and Piper Jaffray & Co., as underwriter (the “Underwriter”).  Pursuant to the terms of the Underwriting Agreement, the Selling Shareholders agreed to sell to the Underwriter an aggregate of 19,201,000 common shares of the Company, at a price of $7.00 per share.  The shares were offered to the public at the same price of $7.00 per share.  In addition, the Selling Shareholders granted the Underwriter an option that expires on October 18, 2011 to purchase up to an additional 2,879,985 common shares to cover over-allotments, if any (“Option Shares”).  The Company will pay the Underwriter a fee of $3,360,175 at the close of the transaction contemplated by the Underwriting Agreement.  In addition, the Company will pay the Underwriter a fee equal to 2.5% of the gross proceeds received by the Selling Shareholders in connection with the purchase of any Option Shares.  The transaction contemplated by the Underwriting Agreement is expected to close on October 18, 2011.  The shares are being offered and sold pursuant to the Company’s registration statement on Form S-3 (Registration No. 333-176656).

The foregoing summary of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement attached hereto as Exhibit 1.1.

Item 7.01.	REGULATION FD DISCLOSURE.

On October 13, 2011, the Company issued the press release attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 is being “furnished” pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933 or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)                     Exhibits.

Exhibit Number	Description of Exhibit

1.1	Underwriting Agreement, dated October 13, 2011, by and among Lions Gate Entertainment Corp., the selling shareholders named therein and Piper Jaffray & Co., as underwriter.
99.1	Press Release dated October 13, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 13, 2011

LIONS GATE ENTERTAINMENT CORP.
(Registrant)

By:	/s/ Wayne Levin
	Name:	Wayne Levin
	Title:	EVP, Corporate Operations and General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

1.1	Underwriting Agreement, dated October 13, 2011, by and among Lions Gate Entertainment Corp., the selling shareholders named therein and Piper Jaffray & Co., as underwriter.
99.1	Press Release dated October 13, 2011.